EXHIBIT 99.2

®
Supplemental Investor Package _____________________________________________________________ Fourth Quarter and Full Year 2014
Investor Contact: Jennifer DiBerardino Senior Vice President, Investor Relations and Treasurer Tel: 973-948-1364 jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	December 31,				December 31,
($ in thousands, except per share data)	2014				2013
				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds 1	$2,693,324		2,697,332	47,437	$2,595,256		2,601,556	27,812
Government and Municipal bonds	1,690,935		1,702,751	59,680	1,513,159		1,530,961	38,106
Total fixed income securities	4,384,259		4,400,083	107,117	4,108,415		4,132,517	65,918
Equities	191,400		191,400	32,389	192,771		192,771	37,420
Short-term investments	131,972		131,972	-	174,251		174,251	-
Other investments	99,203		99,203	-	107,875		107,875	-
Total invested assets	$4,806,834		4,822,658	139,506	$4,583,312		4,607,414	103,338

Invested assets per $ of stockholders' equity	3.77				3.97

Total assets	6,581,550				6,270,170

Liabilities:
Reserve for loss and loss expenses	3,477,870				3,349,770
Unearned premium reserve	1,095,819				1,059,155

Total liabilities	5,305,964				5,116,242

Stockholders' equity	1,275,586				1,153,928

Total debt to capitalization ratio	22.9%				25.4%

Book value per share	22.54				20.63

Book value per share excluding unrealized gain or loss on bond portfolio	21.49				20.15

NPW per insurance segment employee	908				908

Statutory premiums to surplus ratio	1.4	x			1.4	x

Statutory surplus	1,307,842				1,256,431

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Income Statement Data
(unaudited)

		Quarter Ended December 31,				Year-to-Date December 31,
($ in thousands, except per share amounts)		2014		2013		2014		2013
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
	Revenue	$503,583		$488,034		$2,034,861		$1,903,741
	Operating income	41,603	0.72	26,120	0.45	124,538	2.17	93,939	1.65
	Net realized (losses) gains, after tax	(253)	-	(785)	(0.01)	17,289	0.30	13,476	0.24
	Income from continuing operations	41,350	0.72	25,335	0.44	141,827	2.47	107,415	1.89
	Loss on discontinued operations, after tax	-	-	-	-	-	-	(997)	(0.02)
	Net income	41,350	0.72	25,335	0.44	141,827	2.47	106,418	1.87
	Operating return on equity	13.1%		9.2%		10.3%		8.4%

Total Insurance Operations
	Gross premiums written	512,046		491,675		2,254,576		2,177,443
	Net premiums written	433,586		405,110		1,885,280		1,810,159
	Net premiums earned	469,850		451,312		1,852,609		1,736,072
Underwriting gain	- before tax	38,637		11,971		78,143		38,766
	- after tax	25,114	0.44	7,781	0.14	50,793	0.89	25,198	0.44
	GAAP combined ratio	91.8%		97.3%		95.8%		97.8%

Standard Commercial Lines
	Net premiums earned	359,621		345,155		1,415,712		1,316,619
	GAAP combined ratio	94.1%		97.3%		95.7%		97.4%
Standard Personal Lines
	Net premiums earned	73,008		73,034		296,747		294,332
	GAAP combined ratio	77.5%		94.1%		94.4%		97.1%
Excess and Surplus Lines
	Net premiums earned	37,221		33,123		140,150		125,121
	GAAP combined ratio	97.8%		104.7%		99.7%		103.0%

Investments
Net investment income	- before tax	32,108		35,313		138,708		134,643
	- after tax	24,535	0.43	26,361	0.46	104,207	1.82	101,410	1.79
	Effective tax rate	23.6%		25.4%		24.9%		24.7%
Annualized after-tax yield on investment portfolio						2.2%		2.3%
Annualized after-tax, after-interest expense yield						1.9%		1.9%
Invested assets per $ of stockholders' equity						3.77		3.97

Other expenses (net of other income)
Interest expense	- before tax	(5,542)		(5,567)		(22,086)		(22,538)
	- after tax	(3,602)	(0.06)	(3,619)	(0.06)	(14,356)	(0.25)	(14,650)	(0.26)

	Other Expense - after tax	$(4,444)	(0.09)	$(4,403)	(0.09)	$(16,106)	(0.29)	$(18,019)	(0.32)

Diluted weighted avg shares outstanding		57,539		57,065		57,351		56,810

Selective Insurance Group, Inc. & Consolidated Subsidiaries
GAAP Insurance Operations Results
(unaudited)

Fourth Quarter
($ in thousands)	Quarter Ended December 31, 2014				Quarter Ended December 31, 2013

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	321,399	67,494	44,693	433,586	300,527	69,542	35,041	405,110
Net Premiums Earned	359,621	73,008	37,221	469,850	345,155	73,034	33,123	451,312
Loss and Loss Expense Incurred	209,495	35,155	23,578	268,228	217,035	48,728	23,215	288,978
Net Underwriting Expenses Incurred	126,510	21,412	12,824	160,746	118,004	20,021	11,457	149,482
Dividends to Policyholders	2,239	-	-	2,239	881	-	-	881
GAAP Underwriting Gain (Loss)	21,377	16,441	819	38,637	9,235	4,285	(1,549)	11,971

GAAP Ratios
Loss and Loss Expense Ratio	58.3%	48.2%	63.3%	57.1%	62.9%	66.7%	70.1%	64.0%
Underwriting Expense Ratio	35.2%	29.3%	34.5%	34.2%	34.1%	27.4%	34.6%	33.1%
Dividends to Policyholders Ratio	0.6%	0.0%	0.0%	0.5%	0.3%	0.0%	0.0%	0.2%
Combined Ratio	94.1%	77.5%	97.8%	91.8%	97.3%	94.1%	104.7%	97.3%

Year-to-Date
($ in thousands)	Year-to-Date December 31, 2014				Year-to-Date December 31, 2013

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	1,441,047	292,061	152,172	1,885,280	1,380,740	297,757	131,662	1,810,159
Net Premiums Earned	1,415,712	296,747	140,150	1,852,609	1,316,619	294,332	125,121	1,736,072
Loss and Loss Expense Incurred	870,018	197,182	90,301	1,157,501	831,261	206,450	84,027	1,121,738
Net Underwriting Expenses Incurred	478,291	83,029	49,463	610,783	447,228	79,237	44,829	571,294
Dividends to Policyholders	6,182	-	-	6,182	4,274	-	-	4,274
GAAP Underwriting Gain (Loss)	61,221	16,536	386	78,143	33,856	8,645	(3,735)	38,766

GAAP Ratios
Loss and Loss Expense Ratio	61.5%	66.4%	64.4%	62.5%	63.1%	70.1%	67.2%	64.6%
Underwriting Expense Ratio	33.8%	28.0%	35.3%	33.0%	34.0%	27.0%	35.8%	33.0%
Dividends to Policyholders Ratio	0.4%	0.0%	0.0%	0.3%	0.3%	0.0%	0.0%	0.2%
Combined Ratio	95.7%	94.4%	99.7%	95.8%	97.4%	97.1%	103.0%	97.8%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
December 2014 (unaudited)

	Quarter Ended		%	Year-to-Date		%
	December	December	Increase/	December	December	Increase/
($ in thousands, except per share data)	2014	2013	(Decrease)	2014	2013	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$30,974	30,626	1.1	$126,489	121,582	4.0
Short-term	18	15	20.0	66	117	(43.6)
Other Investments:
Alternative Investments	903	5,098	(82.3)	13,580	15,846	(14.3)
Other	-	-	N/M	-	(638)	N/M
Dividends	2,355	1,718	37.1	7,449	6,140	21.3
	34,250	37,457	(8.6)	147,584	143,047	3.2

Investment Expense	2,142	2,144	(0.1)	8,876	8,404	5.6

Net Investment Income Before Tax	32,108	35,313	(9.1)	138,708	134,643	3.0

Tax	7,573	8,952	(15.4)	34,501	33,233	3.8

Net Investment Income After Tax	$24,535	26,361	(6.9)	$104,207	101,410	2.8

Net Investment Income per Share	$0.43	0.46	(6.5)	$1.82	1.79	1.7

Effective Tax Rate	23.6%	25.4%		24.9%	24.7%

Average Yields :

Fixed Income Securities:
Pre Tax				2.98%	3.06%
After Tax				2.24%	2.31%

Portfolio:
Pre Tax				2.95%	3.02%
After Tax				2.22%	2.28%

	Quarter Ended:			Year-to-date:
	December	December		December	December
Net Realized Gains (Losses)	2014	2013		2014	2013
Fixed Income Securities	82	831		1,528	3,019
Equity Securities	109	(1,919)		25,650	20,620
Other Investments	(580)	(120)		(579)	(2,907)

Total	(389)	(1,208)		26,599	20,732
Net of Tax	(253)	(785)		17,289	13,476

As of December 31, 2014 year-to-date new money rates for fixed income securities were 2.5% on a pre-tax basis and 2.0% on an after tax-basis.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Statutory Results by Line of Business
Quarter Ended December 2014 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2014	2013	Gain/(Loss)
Standard Personal Lines:

Homeowners	$31,787	(0.9)%	$33,442	2.0%	12.2%	7.9%	35.3%	0.0%	55.3%	85.1%	$15,528
Auto	34,198	(2.6)%	37,374	(1.5)%	65.7%	5.9%	33.2%	0.0%	104.8%	115.1%	(730)
Other (including flood)	1,510	(59.3)%	2,192	(40.5)%	52.9%	6.0%	(124.5)%	0.0%	(65.6)%	(19.5)%	2,780
Total	$67,494	(4.8)%	$73,008	(1.9)%	40.8%	6.8%	30.6%	0.0%	78.2%	94.9%	$17,578

Standard Commercial Lines:

Commerical property	$55,436	8.6%	$62,076	5.1%	31.4%	4.9%	41.5%	0.3%	78.1%	82.7%	$16,361
Workers compensation	62,209	(0.8)%	69,448	(1.0)%	64.9%	13.2%	31.2%	2.7%	112.1%	127.3%	(6,168)
General liability	98,183	8.2%	113,635	6.3%	31.9%	20.6%	38.2%	0.0%	90.7%	98.5%	16,506
Auto	74,792	9.9%	84,086	4.1%	60.4%	8.1%	35.7%	0.2%	104.4%	96.4%	(353)
Business owners policies	23,244	7.9%	21,991	8.3%	58.7%	1.3%	38.2%	0.0%	98.2%	90.0%	(92)
Bonds	4,387	21.1%	5,007	5.3%	16.1%	5.2%	71.5%	0.0%	92.8%	100.4%	802
Other	3,149	10.2%	3,378	7.3%	3.0%	0.4%	55.4%	0.0%	58.8%	54.6%	1,517
Total	$321,399	6.9%	$359,621	4.2%	46.0%	12.0%	37.4%	0.6%	96.0%	100.2%	$28,573

E&S	$44,693	27.5%	$37,221	12.4%	15.6%	48.1%	32.9%	0.0%	96.6%	105.6%	$(1,207)

Total Insurance Operations	$433,586	6.7%	$469,850	3.8%	42.8%	14.0%	35.9%	0.5%	93.2%	99.6%	$44,943

Note: Some amounts may not foot due to rounding.

		2014	2013
	Losses Paid	$210,724	$204,847
	LAE Paid	48,313	51,322
	Total Paid	$259,037	$256,169

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Statutory Results by Line of Business
Year-to-date December 2014 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2014	2013	Gain/(Loss)
Standard Personal Lines:

Homeowners	$135,825	2.7%	$134,273	4.9%	55.5%	7.9%	33.5%	0.0%	96.9%	95.0%	$3,576
Auto	149,093	(2.3)%	151,317	(1.3)%	61.3%	8.5%	31.7%	0.0%	101.5%	110.1%	(1,632)
Other (including flood)	7,143	(49.9)%	11,157	(22.2)%	55.5%	(1.0)%	(149.0)%	0.0%	(94.5)%	(29.9)%	15,730
Total	$292,061	(2.4)%	$296,747	0.4%	58.4%	7.9%	28.2%	0.0%	94.5%	96.9%	$17,675

Standard Commercial Lines:

Commerical property	$253,625	6.8%	$244,792	9.1%	55.0%	5.2%	37.0%	0.1%	97.3%	78.9%	$3,366
Workers compensation	269,130	(2.9)%	274,585	2.6%	64.8%	15.1%	28.2%	2.0%	110.1%	120.6%	(26,294)
General liability	453,594	6.4%	444,938	9.8%	31.8%	17.9%	34.2%	0.0%	83.9%	96.2%	68,739
Auto	341,926	4.9%	333,310	7.2%	56.3%	7.8%	32.0%	0.1%	96.2%	96.4%	9,758
Business owners policies	89,248	8.6%	85,788	11.3%	63.5%	8.1%	37.1%	0.0%	108.7%	86.6%	(8,792)
Bonds	19,928	3.9%	19,288	1.5%	16.3%	6.0%	62.6%	0.0%	84.9%	83.5%	2,514
Other	13,597	8.3%	13,011	6.8%	0.6%	0.3%	51.0%	0.0%	51.9%	48.5%	5,959
Total	$1,441,047	4.4%	$1,415,712	7.5%	49.4%	11.9%	33.8%	0.4%	95.5%	97.1%	$55,250

E&S	$152,172	15.6%	$140,150	12.0%	40.8%	23.7%	34.7%	0.0%	99.2%	102.9%	$(3,105)

Total Insurance Operations	$1,885,280	4.1%	$1,852,609	6.6%	50.2%	12.2%	33.0%	0.3%	95.7%	97.5%	$69,818

Note: Some amounts may not foot due to rounding.

		2014	2013
	Losses Paid	$873,159	$793,495
	LAE Paid	187,491	184,870
	Total Paid	$1,060,650	$978,365

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Net Catastrophe Losses and Prior Year Casualty Reserve Development
Statutory Results by Line of Business
(unaudited)

	Quarter Ended				Year-to-Date
Net Catastrophe Losses Incurred	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$(3,334)	(4.6)%	$2,668	3.6%	$19,284	6.5%	$19,807	6.7%

Standard Commercial Lines	$(4,065)	(1.1)%	$10,882	3.2%	$37,881	2.7%	$23,010	1.7%

E&S	$420	1.1%	$755	2.3%	$2,805	2.0%	$4,598	3.7%

Total Insurance Operations	$(6,979)	(1.5)%	$14,305	3.2%	$59,971	3.2%	$47,415	2.7%

Prior Year Casualty Reserve Development	Quarter Ended				Year-to-Date
(Favorable) / Unfavorable	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$(3,000)	(4.1)%	$(2,000)	(2.7)%	$(9,000)	(3.0)%	$(5,500)	(1.9)%

Standard Commercial Lines	$(8,000)	(2.2)%	$(5,500)	(1.6)%	$(45,500)	(3.2)%	$(11,500)	(0.9)%

E&S	$2,000	5.4%	$-	0.0%	$6,000	4.3%	$2,500	2.0%

Total Insurance Operations	$(9,000)	(1.9)%	$(7,500)	(1.7)%	$(48,500)	(2.6)%	$(14,500)	(0.8)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets

December 31,	Unaudited
($ in thousands, except share amounts)	2014	2013
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $333,961 – 2014; $416,981 – 2013)	$318,137	392,879
Fixed income securities, available-for-sale – at fair value (amortized cost: $3,975,786 – 2014; $3,675,977 – 2013)	4,066,122	3,715,536
Equity securities, available-for-sale – at fair value (cost: $159,011 – 2014; $155,350 – 2013)	191,400	192,771
Short-term investments (at cost which approximates fair value)	131,972	174,251
Other investments	99,203	107,875
Total investments	4,806,834	4,583,312
Cash	23,959	193
Interest and dividends due or accrued	38,901	37,382
Premiums receivable, net of allowance for uncollectible accounts of: $4,137 – 2014; $4,442 – 2013	558,778	524,870
Reinsurance recoverable, net	581,548	550,897
Prepaid reinsurance premiums	146,993	143,000
Current federal income tax	—	512
Deferred federal income tax	98,449	122,613
Property and equipment – at cost, net of accumulated depreciation and amortization of: $172,183 – 2014; $179,192 – 2013	59,416	50,834
Deferred policy acquisition costs	185,608	172,981
Goodwill	7,849	7,849
Other assets	73,215	75,727
Total assets	$6,581,550	6,270,170

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,477,870	3,349,770
Unearned premiums	1,095,819	1,059,155
Notes payable	379,297	392,414
Current federal income tax	3,921	—
Accrued salaries and benefits	158,382	111,427
Other liabilities	190,675	203,476
Total liabilities	$5,305,964	5,116,242

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 99,947,933 – 2014; 99,120,235 – 2013	199,896	198,240
Additional paid-in capital	305,385	288,182
Retained earnings	1,313,440	1,202,015
Accumulated other comprehensive income	19,788	24,851
Treasury stock – at cost (shares: 43,353,181– 2014; 43,198,622 – 2013)	(562,923)	(559,360)
Total stockholders’ equity	1,275,586	1,153,928
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,581,550	6,270,170

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Statements of Income
	Unaudited Quarter Ended December 31,		Year Ended December 31,
			Unaudited
($ in thousands, except per share amounts)	2014	2013	2014	2013
Revenues:
Net premiums earned	$469,850	451,312	1,852,609	1,736,072
Net investment income earned	32,108	35,313	138,708	134,643
Net realized gains:
Net realized investment gains	9,333	1,251	37,703	26,375
Other-than-temporary impairments	(9,722)	(2,459)	(11,104)	(5,566)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	—	—	—	(77)
Total net realized (losses) gains	(389)	(1,208)	26,599	20,732
Other income	2,014	2,617	16,945	12,294
Total revenues	$503,583	488,034	2,034,861	1,903,741

Expenses:
Loss and loss expenses incurred	268,228	288,978	1,157,501	1,121,738
Policy acquisition costs	161,930	151,407	624,470	579,977
Interest expense	5,542	5,567	22,086	22,538
Other expenses	10,683	7,834	33,673	35,686
Total expenses	$446,383	453,786	1,837,730	1,759,939

Income from continuing operations, before federal income tax	$57,200	34,248	197,131	143,802

Federal income tax expense:
Current	$5,723	4,106	28,415	24,147
Deferred	10,127	4,807	26,889	12,240
Total federal income tax expense	15,850	8,913	55,304	36,387

Net income from continuing operations	$41,350	25,335	141,827	107,415

Loss on disposal of discontinued operations, net of tax of $(538) - 2013	—	—	—	(997)

Net income	$41,350	25,335	141,827	106,418

Earnings per share:
Basic net income from continuing operations	$0.73	0.45	2.52	1.93
Basic net loss from discontinued operations	—	—	—	(0.02)
Basic net income	$0.73	0.45	2.52	1.91

Diluted net income from continuing operations	$0.72	0.44	2.47	1.89
Diluted net loss from discontinued operations	—	—	—	(0.02)
Diluted net income	$0.72	0.44	2.47	1.87

Dividends to stockholders	$0.14	0.13	0.53	0.52

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Comprehensive Income
December 31,	Unaudited
($ in thousands)	2014	2013	2012
Net income	$141,827	106,418	37,963

Other comprehensive income, net of tax:
Unrealized gains (losses) on investment securities:
Unrealized holding gains (losses) arising during period	47,411	(54,557)	30,937
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	50	1,660
Amount reclassified into net income:
Held-to-maturity securities	(844)	(1,025)	(1,581)
Non-credit other-than-temporary impairments	1,085	9	182
Realized gains on available for sale securities	(18,762)	(15,301)	(6,118)
Total unrealized gains (losses) on investment securities	28,890	(70,824)	25,080

Defined benefit pension and post-retirement plans:
Net actuarial (loss) gain	(35,189)	38,775	(17,268)
Amounts reclassified into net income:
Net actuarial loss	1,236	2,843	3,837
Prior service cost	—	6	97
Curtailment expense	—	11	—
Total defined benefit pension and post-retirement plans	(33,953)	41,635	(13,334)
Other comprehensive (loss) income	(5,063)	(29,189)	11,746
Comprehensive income	$136,764	77,229	49,709

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Statements of Stockholders’ Equity
December 31,	Unaudited

($ in thousands, except share amounts)	2014	2013	2012
Common stock:
Beginning of year	$198,240	196,388	194,494
Dividend reinvestment plan (shares: 58,309 – 2014; 63,349 – 2013; 90,110 – 2012)	117	127	180
Stock purchase and compensation plans (shares: 769,389 – 2014; 862,662 – 2013; 857,403 – 2012)	1,539	1,725	1,714
End of year	199,896	198,240	196,388

Additional paid-in capital:
Beginning of year	288,182	270,654	257,370
Dividend reinvestment plan	1,306	1,396	1,419
Stock purchase and compensation plans	15,897	16,132	11,865
End of year	305,385	288,182	270,654

Retained earnings:
Beginning of year	1,202,015	1,125,154	1,116,319
Net income	141,827	106,418	37,963
Dividends to stockholders ($0.53 per share – 2014; $0.52 per share – 2013 and 2012)	(30,402)	(29,557)	(29,128)
End of year	1,313,440	1,202,015	1,125,154

Accumulated other comprehensive income:
Beginning of year	24,851	54,040	42,294
Other comprehensive (loss) income	(5,063)	(29,189)	11,746
End of year	19,788	24,851	54,040

Treasury stock:
Beginning of year	(559,360)	(555,644)	(552,149)
Acquisition of treasury stock (shares: 154,559 – 2014; 167,846 – 2013; 194,575 – 2012)	(3,563)	(3,716)	(3,495)
End of year	(562,923)	(559,360)	(555,644)
Total stockholders’ equity	$1,275,586	1,153,928	1,090,592

Selective Insurance Group, Inc.
Consolidated Statements of Cash Flow
December 31,	Unaudited
($ in thousands)	2014	2013	2012
Operating Activities:
Net Income	$141,827	106,418	37,963

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	45,346	43,461	38,963
Sale of renewal rights	(8,000)	—	—
Loss on disposal of discontinued operations	—	997	—
Stock-based compensation expense	8,702	8,630	6,939
Undistributed (income) losses of equity method investments	(153)	202	1,651
Net realized gains	(26,599)	(20,732)	(8,988)
Net gain on disposal of property and equipment	(104)	—	—
Retirement income plan curtailment expense	—	16	—

Changes in assets and liabilities:
Increase in reserves for loss and loss expenses, net of reinsurance recoverables	97,449	151,037	64,763
Increase in unearned premiums, net of prepaid reinsurance	32,671	74,086	82,764
Decrease (increase) in net federal income taxes	31,323	14,834	(7,812)
Increase in premiums receivable	(33,908)	(40,482)	(18,094)
Increase in deferred policy acquisition costs	(12,627)	(17,458)	(19,762)
(Increase) decrease in interest and dividends due or accrued	(1,536)	(1,372)	468
(Decrease) increase in accrued salaries and benefits	(7,182)	18,685	6,533
(Decrease) increase in accrued insurance expenses	(956)	14,444	8,831
(Decrease) increase in other assets and other liabilities	(33,490)	(16,642)	32,750
Net adjustments	90,936	229,706	188,736
Net cash provided by operating activities	232,763	336,124	226,699

Investing Activities:
Purchase of fixed income securities, available-for-sale	(843,616)	(1,069,387)	(884,911)
Purchase of equity securities, available-for-sale	(186,019)	(118,072)	(83,833)
Purchase of other investments	(10,617)	(9,332)	(12,990)
Purchase of short-term investments	(1,410,123)	(2,056,576)	(1,735,691)
Purchase of subsidiary, net of cash acquired	—	—	255
Sale of subsidiary	—	1,225	751
Sale of fixed maturity securities, available-for-sale	51,002	20,126	103,572
Sale of short-term investments	1,452,402	2,096,805	1,738,255
Redemption and maturities of fixed income securities, held-to-maturity	73,415	116,584	118,260
Redemption and maturities of fixed income securities, available-for-sale	482,816	513,804	439,957
Sale of equity securities, available-for-sale	208,008	115,782	101,740
Distributions from other investments	20,774	12,039	24,801
Sale of other investments	—	—	1
Purchase of property and equipment	(15,510)	(14,023)	(12,879)
Sale of renewal rights	8,000	—	—
Net cash used in investing activities	(169,468)	(391,025)	(202,712)

Financing Activities:
Dividends to stockholders	(28,428)	(27,416)	(26,944)
Acquisition of treasury stock	(3,563)	(3,716)	(3,495)
Net proceeds from stock purchase and compensation plans	7,283	7,119	4,840
Proceeds from issuance of notes payable, net of debt issuance costs	—	178,435	—
Repayment of borrowings	(13,000)	—	—
Repayment of notes payable	—	(100,000)	—
Excess tax benefits from share-based payment arrangements	1,020	1,545	1,060
Repayment of capital lease obligations	(2,841)	(1,083)	—
Net cash (used in) provided by financing activities	(39,529)	54,884	(24,539)
Net increase (decrease) in cash	23,766	(17)	(552)
Cash, beginning of year	193	210	762
Cash, end of year	$23,959	193	210

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Balance Sheets
(unaudited)

	December 31,	December 31,
($ in thousands)	2014	2013

ASSETS
Bonds	$4,241,580	4,010,464
Common stocks	191,400	192,771
Affiliated mortgage loan	35,961	36,721
Other investments	152,154	173,856
Short-term investments	115,342	158,827
Total investments	4,736,437	4,572,639

Cash on hand and in banks	12,381	(31,186)
Interest and dividends due and accrued	38,908	37,267
Premiums receivable	556,086	522,907
Reinsurance recoverable on paid losses and expenses	9,570	10,059
Deferred tax recoverable	147,610	154,320
EDP equipment	518	913
Equities and deposits in pools and associations	9,915	9,555
Receivable for sold securities	34	7
Other assets	26,629	30,671
Total assets	$5,538,088	5,307,152

LIABILITIES
Reserve for losses	$2,398,531	2,341,476
Reinsurance payable on paid loss and loss expense	2,957	2,557
Reserve for loss expenses	493,510	455,983
Unearned premiums	948,826	916,155
Reserve for commissions payable	70,259	63,482
Ceded balances payable	29,624	33,721
Federal income tax payable	20,524	27,749
Premium and other taxes payable	20,137	27,870
Borrowed money	45,027	58,044
Reserve for dividends to policyholders	3,895	2,070
Reserves for unauthorized reinsurance	7,661	2,735
Payable for securities	19,950	-
Funds withheld on account of others	7,473	6,623
Accrued salaries and benefits	64,207	65,053
Other liabilities	97,665	47,203
Total liabilities	4,230,246	4,050,721

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725
Paid in surplus	492,869	492,869
Unassigned surplus	772,248	720,837
Total policyholders' surplus	1,307,842	1,256,431
Total liabilities and policyholders' surplus	$5,538,088	5,307,152

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Statements Of Income
(unaudited)

	Quarter Ended				Year-to-Date
	December				December
($ in thousands)	2014		2013		2014		2013
UNDERWRITING
Net premiums written	$433,586		406,475		1,885,280		1,811,524

Net premiums earned	469,850		452,677		1,852,609		1,737,437

Net losses paid	210,724		204,847		873,159		793,495
Change in reserve for losses	(9,756)		24,515		57,055		114,618
Net losses incurred	200,968	42.8%	229,362	50.7%	930,214	50.2%	908,113	52.2%

Net loss expenses paid	48,313		51,322		187,491		184,870
Change in reserve for loss expenses	17,577		8,145		37,526		28,423
Net loss expenses incurred	65,890	14.0%	59,467	13.1%	225,017	12.2%	213,293	12.3%

Net underwriting expenses incurred	157,373	36.2%	146,967	36.1%	635,760	33.7%	602,698	33.3%

Total deductions	424,231		435,796		1,790,991		1,724,104
Statutory underwriting gain	45,619		16,881		61,618		13,333

Net loss from premium balances charged off	(54)		(676)		(2,822)		(2,697)
Finance charges and other income	1,617		2,834		17,204		13,078
Total other income	1,563	-0.3%	2,158	-0.5%	14,382	-0.7%	10,381	-0.5%
Policyholders' dividends incurred	(2,239)	0.5%	(882)	0.2%	(6,182)	0.3%	(4,275)	0.2%
Total underwriting gain	44,943	93.2%	18,157	99.6%	69,818	95.7%	19,439	97.5%

INVESTMENT
Net investment income earned	31,745		35,246		137,670		134,866
Net realized gain (loss)	(389)		(5,200)		26,594		14,593
Total income before income tax	76,299		48,203		234,082		168,898

Federal income tax expense	11,775		3,773		43,827		46,710

Net income	$64,524		44,430		190,255		122,188

Policyholders' Surplus
Surplus, beginning of period	$1,323,097		1,194,797		1,256,431		1,050,107

Net income	64,524		44,430		190,255		122,188
Change in deferred taxes	8,146		(11,861)		(2,016)		(5,657)
Change in net unrealized capital (losses) / gains	693		12,759		(3,721)		16,434
Dividends to stockholders	(14,378)		(6,685)		(57,511)		(32,129)
Paid in surplus	-		-		-		57,125
Change in reserve for unauthorized	(4,927)		4,764		(4,927)		4,764
Change in non-admitted assets	(15,801)		11,399		(18,004)		27,099
Change in Overfunded Contra Asset	(1,285)		(503)		(5,925)		(11,594)
Qual Pen Trans Liab	(50,660)		8,427		(45,214)		(23,605)
Excess Plan Trans Liab	(1,400)		(432)		(1,377)		(994)
PRL Plan Trans Liab	(167)		242		(149)		(947)
Change in minimum pension liability	-		-		-		54,755
Surplus adjustments	-		(906)		-		(1,115)

Net change in surplus for period	(15,255)		61,634		51,411		206,324

Surplus, end of period	$1,307,842		1,256,431		1,307,842		1,256,431

Statutory underwriting gain	$44,943		18,157		69,818		19,439

Adjustments under GAAP:
Deferred policy acquisition costs	(4,074)		(4,229)		12,626		17,458
Pension costs	(136)		(116)		(429)		5,606
Other, net	(2,096)		(1,841)		(3,872)		(3,737)
GAAP underwriting gain	$38,637		11,971		78,143		38,766

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of December 31, 2014
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,142,141	8,874,486	1,771,424	0.67	1.09
Silverpeak RE III	2008	15,000,000	7,909,214	2,577,523	(31,973)	0.07	0.43
Total - Real Estate		35,000,000	10,051,355	11,452,009	1,739,452	0.51	0.92

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	1	-	0.98	0.98
GS Mezz V	2007	25,000,000	10,223,976	5,401,666	1,033,604	1.03	1.32
New Canaan V	2012	7,000,000	1,473,310	3,466,536	516,293	0.49	1.12
Centerfield Capital	2012	3,000,000	1,843,500	985,030	44,805	0.13	0.99
Total - Mezz. Financing		44,000,000	13,540,787	9,853,233	1,594,702	0.91	1.17

Distressed Debt
Varde VIII	2006	10,000,000	-	2,331,563	506,633	1.11	1.35
Distressed Managers III	2007	15,000,000	2,982,132	6,347,694	645,767	0.75	1.23
Total - Distressed Debt		25,000,000	2,982,132	8,679,257	1,152,400	0.91	1.28

Private Equity
Prospector	1997	5,000,000	-	409,742	2,973	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,455,947	2,495,030	261,132	1.63	1.89
NB Co-Invest	2006	15,000,000	1,476,418	6,781,167	995,206	0.96	1.42
Trilantic Capital Partners IV	2007	11,098,351	1,321,501	8,175,671	884,137	1.02	1.76
Trilantic Capital Partners V	2012	7,000,000	4,636,211	2,263,961	137,102	-	0.96
Total - Private Equity		48,098,351	8,890,077	20,125,571	2,280,551	1.29	1.76

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	3,567,937	188,914	1.02	1.34
Vintage IV	2007	20,000,000	4,122,656	11,531,938	892,851	0.77	1.36
NB SOF II	2008	12,000,000	1,978,288	6,707,251	1,059,532	0.96	1.50
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,000,438	21,807,125	2,141,297	0.89	1.40

Energy/Power Generation
ArcLight I	2002	15,000,000	-	12,455	(24,079)	1.81	1.81
ArcLight II	2003	15,000,000	2,295,492	553,066	(455,491)	1.38	1.41
ArcLight III	2006	15,000,000	2,037,794	3,079,880	894,818	1.23	1.42
Quintana Energy	2006	10,000,000	284,272	8,333,018	1,510,737	0.60	1.45
ArcLight IV	2007	10,000,000	2,287,578	2,466,956	1,771,299	1.20	1.44
Arclight VI	2014	15,000,000	15,000,000	-	-
Total - Energy/Power Generation		80,000,000	21,905,136	14,445,375	3,697,284	1.31	1.51

Venture Capital
Venture V	2001	9,600,000	350,000	6,605,440	974,026	0.69	1.40
Total - Venture Capital		9,600,000	350,000	6,605,440	974,026	0.69	1.40

TOTAL - ALTERNATIVE INVESTMENTS		$285,698,351	64,719,924	92,968,010	13,579,712	1.03	1.39
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Income Securities
December 31, 2014
(unaudited)

($ in millions)	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality
AFS Fixed Income Portfolio:
U.S. government obligations	$124.1	7.4	AA+
Foreign government obligations	27.8	0.8	AA-
State and municipal obligations	1,246.3	37.5	AA
Corporate securities	1,799.8	36.4	A-
Asset-backed securities (“ABS”)	177.2	0.4	AAA
Mortgage-backed securities (“MBS”)	690.9	7.8	AA+
Total AFS fixed income portfolio	$4,066.1	90.3	AA-
State and Municipal Obligations:
General obligations	$563.4	15.9	AA+
Special revenue obligations	682.9	21.6	AA
Total state and municipal obligations	$1,246.3	37.5	AA
Corporate Securities:
Financial	$565.5	11.3	A
Industrials	146.9	4.2	A-
Utilities	151.0	2.0	BBB+
Consumer discretionary	207.9	5.1	A-
Consumer staples	171.1	3.3	A-
Healthcare	170.8	4.7	A
Materials	112.6	2.4	BBB+
Energy	103.4	0.2	A-
Information technology	116.7	1.9	A+
Telecommunications services	51.1	1.0	BBB+
Other	2.8	0.3	AA
Total corporate securities	$1,799.8	36.4	A-
ABS:
ABS	$176.7	0.3	AAA
Sub-prime ABS1	0.5	0.1	CCC
Total ABS	$177.2	0.4	AAA
MBS:
Government guaranteed agency commercial MBS (“CMBS”)	$14.5	0.3	AA+
Other agency CMBS	13.6	(0.1)	AA+
Non-agency CMBS	151.5	1.4	AA+
Government guaranteed agency residential MBS (“RMBS”)	32.4	0.8	AA+
Other agency RMBS	453.5	5.1	AA+
Non-agency RMBS	21.7	0.2	BB+
Alternative-A (“Alt-A”) RMBS	3.7	0.1	A
Total MBS	$690.9	7.8	AA+

1Subprime ABS includes one security whose issuer is currently expected by rating agencies to default on its obligations.  We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Fixed Income Securities
December 31, 2014
(unaudited)

($ in millions)	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Weighted Average Credit Quality
HTM Fixed Income Portfolio:
Foreign government obligations	$5.4	5.3	0.1	—	0.1	AA+
State and municipal obligations	299.1	287.4	11.7	2.1	13.8	AA
Corporate securities	21.4	18.6	2.8	(0.3)	2.5	A+
ABS	2.9	2.4	0.5	(0.5)	—	AAA
MBS	5.2	4.4	0.8	(0.4)	0.4	AAA
Total HTM fixed income portfolio	$334.0	318.1	15.9	0.9	16.8	AA

State and Municipal Obligations:
General obligations	$97.8	94.6	3.2	1.0	4.2	AA
Special revenue obligations	201.3	192.8	8.5	1.1	9.6	AA
Total state and municipal obligations	$299.1	287.4	11.7	2.1	13.8	AA

Corporate Securities:
Financial	$2.2	1.9	0.3	(0.1)	0.2	A-
Industrials	6.7	5.7	1.0	(0.2)	0.8	A+
Utilities	12.5	11.0	1.5	—	1.5	A+
Total corporate securities	$21.4	18.6	2.8	(0.3)	2.5	A+

ABS:
ABS	$0.6	0.6	—	—	—	AA
Alt-A ABS	2.3	1.8	0.5	(0.5)	—	AAA
Total ABS	$2.9	2.4	0.5	(0.5)	—	AAA

MBS:
Non-agency CMBS	$5.2	4.4	0.8	(0.4)	0.4	AAA
Total MBS	$5.2	4.4	0.8	(0.4)	0.4	AAA